Exhibit 99.1

April 30, 2015

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, OH 43228

RE:	Resignation

To Whom It May Concern:

By this letter, I hereby resign from (i) my office as Director and Chairman of the Board of Intellinetics, Inc., a Nevada corporation (the “Company”), and (ii) my office as Director and Chairman of the Board of Intellinetics, Inc., an Ohio corporation and subsidiary of the Company, such resignations to be effective of even date herewith.

Sincerely,

/s/ A. Michael Chretien

A. Michael Chretien